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                                 MONTEREY HOMES
                                 --------------
                               LUXURY COMMUNITIES
January 15, 1998

Via Facsimile:  312-683-6755
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Mr. Keith Ramaden
Managing Director
PaineWebber
181 W. Madison Street
41st Floor
Chicago, IL  60602

Dear Keith:

By signing below, PaineWebber acknowledges and confirms as follows:

         1. PaineWebber has requested, on an unsolicited basis, that Monterey Homes sell all of its residual interest with respect to Westam Mortage Financial Corporation Series 5 and 6. Federal Home Loan Mortgage Corporation Class 17-A (representing 100% of the residuals) and Federal National Mortgage Association Issue 1988-24 (representing 20.2% of the residual) and 1988-25 (representing 45.07% of the residual)Bonds for a purchase price of $4,550,000 and Monterey Homes has agreed to sell such residual interest to PaineWebber for such purchase price, subject to the execution of transfer documents acceptable to the transfer agent for the residuals to close effective February 2, 1998, so that PaineWebber shall receive the payments due subsequent settlement. The parties shall cooperate in executing any necessary transfer documents, including, but not limited to the transfer of Westam's optional redemption rights.

         2. PaineWebber has requested, on an unsolicited basis, that Monterey Homes sell all of its residual interest with respect to Westam Mortage Financial Corporation Series 3 (representing 100% of the residual) Bonds for a purchase price of $2,050,000 and Monterey Homes has agreed to sell such residual interest to PaineWebber for such purchase price, subject to the execution of transfer documents acceptable to the transfer agent for the residuals to close effective April 1, 1998, so that PaineWebber shall receive the payments due subsequent settlement. The parties shall cooperate in executing any necessary transfer documents, including, but not limited to the transfer of Westam's optional redemption rights.

         3. PaineWebber is qualified institutional buyer as defined by the Federal securities laws.

         4. PaineWebber has obtained all information which it deems appropriate in determining to make its purchase of the residual interest and has not relied on any representations or warranties of Monterey Homes.

Sincerely,

MONTEREY HOMES CORPORATION                    ACKNOWLEDGED

/s/ Larry W. Seay                             /s/ Keith Ramsden
                                              ----------------------------
                                                    Authorized Signature

Larry W. Seay
Vice President of Finance & CFO                   1/18/98
                                              ----------------------------
                                                   Date

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